SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report                                             August 13, 1999
(Date of earliest event reported)                         (August 10, 1999)


                          INTRUST Financial Corporation
             (Exact name of registrant as specified in its charter)


        Kansas                  2-78658                      48-0937376
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State or other jurisdiction    (Commission                 (IRS Employer
    of incorporation)           File Number)             Identification No.)


105 North Main Street, Wichita, Kansas                          67202
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(Address of principal executive offices)                       Zip Code


Registrant's telephone number, including area code:         (316) 383-1111


(Former name or former address, if changed since last report)  Not applicable


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          (a) (i) As of August 10, 1999, the Board of Directors of INTRUST Financial Corporation (the "Company") dismissed Arthur Andersen LLP as the Company's independent accountants, and appointed KPMG LLP ("KPMG") as the Company's independent accountants.

          (ii) The reports of Arthur Andersen LLP on the Company's consolidated financial statements as of and for the years ended December 31, 1998 and 1997 did not contain any adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii) The decision to change independent accountants was recommended by the Company's Audit Committee, and approved by the Board of Directors at the Board's meeting on August 10, 1999.

          (iv) During the two most recent fiscal years and through the date of this report, the Company has not had any disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Arthur Andersen LLP would have caused Arthur Andersen LLP to make reference thereto in their report on the consolidated financial statements of the Company for such periods

          (v) During the Company's two most recent fiscal years and through the date of this report, the Company has not had any reportable events as defined in Item 304 (a) (l) (v) of Regulation S-K.

          (vi) The Company has requested that Arthur Andersen LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated August 10, 1999 is filed as exhibit 16 to this form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibits.

                16.  Letter re change in certifying accountant.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                INTRUST Financial Corporation




                                          By:   /s/ C.Q. Chandler IV
                                                --------------------
                                                C.Q. Chandler, IV
                                                President


Date:  August 13, 1999


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                                INDEX TO EXHIBITS


Exhibit                                                        Sequentially
Number                        Description                      Numbered Page
------                        -----------                      -------------

16                            Letter re change
                              in certifying accountant